UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 4, 2011

IR BIOSCIENCES HOLDINGS, INC.
(Exact name of registrant specified in charter)

Delaware	033-05384	13-3301899
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8777 E. Via de Ventura, Suite 280, Scottsdale, Arizona 85258
(Address of principal executive offices)  (Zip Code)

(480) 922-3926
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Table of Contents

		Page

Facing Page		1

Item 2.04	Triggering Events That Accelerate or Increase a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement.	3

		4
Signatures

Item 2.04 Triggering Events That Accelerate or Increase a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement.

IR BioSciences Holdings, Inc., a Delaware corporation (the “Company”) has entered into a securities purchase agreement, a form of collateralized long-term borrowing, with YA Global Investments, L.P. a Cayman Islands exempt limited partnership (“YA Global”).

The Company received two letters from YA Global on March 4, 2011, A “Guarantor Demand Letter” and a “Reservation of Rights Letter” after failure to, among other things, pay to YA Global pursuant to the agreements, the Installment Amounts on the Installment Dates occurring on September 1, 2010, October 1, 2010, November 1, 2010, December 1, 2010, January 1, 2011, February 1, 2011 and March 1, 2011 (the “Specified Defaults”), such payments combined equaling approximately $294,000. The Guarantor Demand Letter states that an Event of Default has occurred as defined under certain agreements, including: (i) Securities Purchase Agreement dated January 3, 2008 (the “Securities Purchase Agreement”) between the Company and YA Global; (ii) Secured Convertible Debenture No. IRBO-1-1, dated January 3, 2008 issued by the Company to YA Global in the original principal amount of $2,000,000 (as amended by Amendment No. 1 to Secured Convertible Debentures, dated July 18, 2008, Amendment No.2 to Secured Convertible Debenture dated August 7, 2008, Amendment No. 3 to Secured Convertible Debenture dated July 19, 2010 and as may be further amended, supplemented, modified and/or amended and restated from time to time, the (“January 2008 Debenture”); (iii) Secured Convertible Debenture No. IRBO-1-2, dated June 12, 2008, issued by the Company to YA Global in the original principal amount of $1,000,000 (as amended by Amendment No. 1 to Secured Convertible Debentures, dated July 18, 2008, Amendment No.2 to Secured Convertible Debenture dated August 7, 2008, Amendment No. 3 to Secured Convertible Debenture dated July 19, 2010,  and as may be further amended, supplemented, modified and/or amended and restated from time to time, the “June 2008 Debenture”; (iv) Amended, Restated and Consolidated Interest Convertible Debenture No. IRBO-1-3, dated July 19, 2010, issued by the Company to YA Global in the original principal amount of $593,888.84 (as may be amended, supplemented, modified and/or amended and restated from time to time, the “July 2010 Debenture” and, collectively with the January 2008 Debenture and the June 2008 Debenture, the “Debentures; (v) Warrant to Purchase Common Stock dated January 3, 2008 from the Company to YA Global, Warrant No. IRBO-1-1, to purchase up to 750,000 shares of the Company’s common stock (as amended by Amendment No. 1 to Warrant to Purchase Common Stock, dated August 7, 2008, Amendment No. 2 to Warrant to Purchase Common Stock dated July 19, 2010 and as may be further amended, supplemented modified and/or amended and restated from time to time, the “January 2008 Warrant”); (vi) Warrant to Purchase Common Stock dated August 7, 2008 from the Company to YA Global, Warrant No. IRBO-2-2, to purchase up to 750,000 shares of the Company’s common stock (as amended by Amendment No. 1 to Warrant to Purchase Common Stock, dated July 19, 2010 and as may be further amended, supplemented modified and/or amended and restated from time to time, the “August 2008 Warrant”; and together with the January 2008 Warrant, each individually, a “Warrant” and collectively, the “Warrants”), (vii) Security Agreement, effective as of January 3, 2008 by the Company and ImmuneRegen Biosciences, Inc., a Delaware corporation (the “Guarantor”)  in favor of YA Global (as may be amended, supplemented modified and/or amended and restated from time to time, the “Security Agreement”), (viii) Guaranty dated as of January 3, 2008 by Guarantor in favor of YA Global (as may be amended, supplemented modified and/or amended and restated from time to time, the “Guaranty”), and (ix) Security Agreement (Patent) dated as of January 3, 2008 by the Company and the Guarantor in favor of YA Global (as amended by First Amendment to Security Agreement (Patent) dated February 9, 2010, and as may be further amended, supplemented, modified and/or amended and restated from time to time, the “Patent Security Agreement”); (collectively, with all documents, instruments and agreements related thereto and/or executed in connection therewith, the “Financing Documents”).

The “Guarantor Letter” further states that Events of Default are continuing under the Financing Documents and that YA Global has elected to accelerate the full unpaid Principal amount of the Debentures, together with accrued and unpaid interest and all other amounts owing and accordingly, demands the Company to immediately pay in full in cash all amounts due under the Debentures and other Financing Documents. The aggregate amount of proceeds due under the Debentures and other Financing Documents is approximately $3.8 million.  YA Global also reserves the right to (i) accept one or more payments from the Company or on the Company’s behalf and to apply any such payments in reduction of the outstanding indebtedness and (ii) convert the Debentures in accordance with the terms thereof.  The acceptance of any such payments or election to convert the Debentures shall not constitute a cure of any default and/or Event of Default.

In addition to restating these demands and rights, The “Reservation of Rights Letter” advises that so long as Events of Default are continuing, the Interest Rate set forth in the July 2010 Debenture shall be (24%) per annum and YA Global demands payment of all amounts due under the Debentures and other Financing Documents, including the entire Principal amount, all accrued and unpaid interest, and all fees, costs and costs of collection, including, attorney’s fees and expenses.  Further, the “Reservation of Rights Letter” advises that a Triggering Event has occurred and the Company failed to achieve one or more of the Triggering Milestones as defined in the agreements. As a consequence, the Conversion Price for the Debentures will become (80%) of the lowest daily Volume Weighted Average Price for the (30) Trading Days immediately prior to the applicable Conversion Date.

The summary of the March 3, 2011 letters from YA Global set forth above does not purport to be a complete statement of the terms of these documents.   The Secured Convertible Debenture dated January 3, 2008 as Exhibit 4.1, The Common Stock Purchase Warrant as Exhibit 4.2, the Securities Purchase Agreement as Exhibit 10.1, the Guaranty Agreement as Exhibit 10.2, the Security Agreement as Exhibit 10.3, the Patent Security Agreement as Exhibit 10.4, all to the report on Form 8-K filed on January 9, 2008 and all of which is incorporated herein by this reference.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Company Name

Date: March 10, 2011	By:	/s/ Michael K. Wilhelm
Michael K. Wilhelm
President and Chief Executive Officer (Duly Authorized Officer)

THIS CURRENT REPORT IS NOT AN OFFER OF SECURITIES FOR SALE.  ANY SECURITIES SOLD IN AS DESCRIBED ABOVE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE OFFERED OR SOLD IN THE UNITED STATES UNLESS REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR PURSUANT TO AN EXEMPTION FROM SUCH REGISTRATION.